Exhibit 1.1

DATALINK CORPORATION

Common Stock

PURCHASE AGREEMENT

March 8, 2011

CRAIG-HALLUM CAPITAL GROUP LLC

As representative of the several

Underwriters named in Schedule I-A

222 South Ninth Street, Suite 350

Minneapolis, Minnesota  55402

Ladies and Gentlemen:

Datalink Corporation, a Minnesota corporation (the “Company”), and the shareholder of the Company listed on Schedule I-B (the “Selling Shareholder”), severally propose to issue and sell to the Underwriters named in Schedule I-A hereto (the “Underwriters”) 3,710,000 shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”).  The Firm Shares consist of 2,750,000 authorized but unissued shares of Common Stock to be issued and sold by the Company and 960,000 shares of Common Stock to be sold by the Selling Shareholder.

The Company also proposes to issue and sell to the several Underwriters up to an additional 556,500 shares of Common Stock of the Company (the “Additional Shares”), if and to the extent that you, Craig-Hallum Capital Group LLC (“Manager”), as manager of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Common Stock granted to the Underwriters in Section 3 hereof.  The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.”

The Company has prepared and filed, in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (file number 333-166915), including a prospectus, relating to the Shares, which registration statement and prospectus incorporate or are deemed to incorporate by reference documents that the Company has filed, or will file, with the Commission in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder.  The registration statement as amended at the time it became or becomes effective for purposes of Section 11 of the Securities Act (as such section applies to the Underwriters), including the documents filed as part thereof and information contained or incorporated by reference in the prospectus or otherwise deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement.”  If the Company files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  The Company has also filed with, or transmitted for filing to, or shall promptly after the date of this Agreement file with or transmit for filing to, the Commission a prospectus supplement (in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), the “Prospectus Supplement”) pursuant to Rule 424 under the Securities Act.  The term “Base Prospectus” means the prospectus dated June 29, 2010, relating to the

Shares, in the form in which it has most recently been filed with the Commission as part of the Registration Statement on or prior to the date of this Agreement.  The term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement.  The term “Preliminary Prospectus” means any preliminary form of Prospectus.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “Time of Sale Prospectus” means the Base Prospectus and the Preliminary Prospectus, together with the free writing prospectuses, if any, each identified in Schedule II hereto (each, a “Permitted Free Writing Prospectus”), and other information conveyed to purchasers of the Shares at or prior to the Time of Sale as set forth in Schedule II hereto; “Time of Sale” means 6:00 a.m. (Central Time) on the day immediately following the date of this Agreement; and “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act.  As used herein, the terms “Registration Statement,” “Base Prospectus,” “Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, deemed to be incorporated by reference therein, including, unless the context otherwise requires, the documents, if any, filed as exhibits to such incorporated documents.  The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, any Preliminary Prospectus, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference therein.

1.             Representations and Warranties of the Company.  The Company represents and warrants to and agrees with each of the Underwriters on the date hereof, on the Closing Date (as defined in Section 5) and on each Option Closing Date (as defined in Section 3), if any, that:

(a)         The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

(b)        The Base Prospectus and any Preliminary Prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations thereunder (including, without limitation, Rule 430B(a) or 430A(b)).

(c)         (i)  Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Registration Statement, as of the date hereof, does not contain and, as amended or supplemented, if applicable, will not, until the completion of the Prospectus Delivery Period (as defined below), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) the Registration Statement complies and, as amended or supplemented, if applicable, will comply, until the completion of the Prospectus Delivery Period, in all material respects with the Securities Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including without limitation Rule 415(a)(5)); (v) at no time during the period that begins on March 1, 2011 and ends immediately prior to the execution of this Agreement did the Base Prospectus or any Preliminary Prospectus contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) the Time of Sale Prospectus does not, and at the Time of Sale, at the Closing Date and, if applicable, each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vii) each Permitted Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus; (viii) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ix) the Prospectus, as of the date it is filed with the Commission pursuant to Rule 424, at the Closing Date and at each Option Closing Date, if any, will comply in all material respects with the Securities Act (including without limitation Section 10(a) of the Securities Act) and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 1(c) do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, any Preliminary Prospectus, any Permitted Free Writing Prospectus, any road show or the Prospectus or any amendments or supplements thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein are the statements contained in the underwriter table in, and the second, third, fourth and fifth paragraphs of the “Underwriting” section of the Prospectus Supplement.

(d)        Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Permitted Free Writing Prospectuses; the Company has not, directly or indirectly, prepared, used or referred to any free writing prospectuses, without the prior written consent of the Manager, other than the Permitted Free Writing Prospectuses and road shows furnished or presented to the Manager before first use.  Each Permitted Free Writing Prospectus has been prepared, used or referred to in compliance with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) or (ii), inclusive, of Rule 433(b)(2) under the Securities Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Shares, free writing prospectuses pursuant to Rules 164 and 433 under the Securities Act; each Permitted Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act; no Permitted Free Writing Prospectus conflicts with the information contained in the Registration Statement, any Preliminary Prospectus, Time of Sale Prospectus or Prospectus; and, to the Company’s knowledge, no free writing prospectus prepared by or on behalf of or used by any Underwriter contains any “issuer information” within the meaning of Rule 433(h)(2) under the Securities Act.

(e)         The Company was, at the time the Registration Statement was initially filed and when it became effective, eligible to use Form S-3 to register the offering of the Shares contemplated hereby.  The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated by the Registration Statement.

(f)         The Shares of Common Stock are listed for quotation on the NASDAQ Global Market (“NASDAQ”), and the Company has not received any notice from the NASDAQ regarding the delisting of such shares from the NASDAQ.  The Shares are duly listed for quotation, and admitted and authorized for trading, subject to official notice of issuance, on the NASDAQ. There are no affiliations or associations between (i) any member of FINRA and (ii) the Company or, to the Company’s knowledge, any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus.

(g)        The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not (i) have a material adverse effect on the assets, business, condition (financial or otherwise), results of operation or prospects of Company and its subsidiaries, taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby, or (iii) result in the delisting of any of the Shares of Common Stock from the NASDAQ (the occurrence of any such effect, prevention, interference or result described in the foregoing clauses (i), (ii) or (iii) being herein referred to as a “material adverse effect”).

(h)        Each subsidiary of the Company has been duly organized, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

(i)          This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity (the “Enforcement Limitation”).

(j)          The authorized and outstanding capitalization of the Company is as set forth in the Time of Sale Prospectus and will be as set forth in the Prospectus, subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Time of Sale Prospectus and the Prospectus, as the case may be, and the grant of stock options under existing equity incentive plans described in the Time of Sale Prospectus and the

Prospectus.  The authorized capital stock of the Company conforms and will conform as to legal matters to the description thereof contained in the Time of Sale Prospectus and the Prospectus.

(k)         The shares of Common Stock outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights.  All prior offers and sales of securities by the Company were made in compliance in all material respects with the Securities Act and all other applicable laws and regulations.

(l)          The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

(m)        Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to, or constitute a default under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company or any subsidiary; (ii) the certificate of incorporation or bylaws of the Company or any of its subsidiaries; or (iii) any contract, agreement, obligation, covenant or instrument to which the Company or any of its subsidiaries (or any of their respective assets) is subject or bound.

(n)        No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ), or approval of the Company’s shareholders, is required in connection with the issuance and sale of the Shares or the consummation of the transactions contemplated hereby, other than (i) registration of the Shares under the Securities Act, which has been effected (or, with respect to any Rule 462 Registration Statement, will be effected in accordance with Rule 462(b) under the Securities Act), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) the listing of the Shares to be sold by the Company on the NASDAQ Global Market or (iv) under the Conduct Rules of FINRA.

(o)        There are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of its subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NASDAQ) (i) other than any such action, suit, claim, investigation or proceeding accurately described in the Time of Sale Prospectus and the Prospectus which, if resolved adversely to the Company or any of its subsidiaries, would not, individually or in the aggregate, have a material adverse effect or (ii) that are required to be described in the Time of Sale Prospectus or the Prospectus and are not so described.  There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(p)        The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(q)        The financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, if any, comply with the requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Time of Sale Prospectus and the Prospectus or in documents incorporated therein by reference; and all disclosures contained or incorporated by reference in the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.  McGladrey & Pullen, LLP, which has expressed its opinion with respect to the consolidated financial statements and schedules of the Company, is an independent registered public accounting firm as required by the Securities Act.

(r)         All statistical or market-related data included or incorporated by reference in the Time of Sale Prospectus, the Prospectus and the Permitted Free Writing Prospectuses are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.  Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Permitted Free Writing Prospectuses has been made or reaffirmed with a reasonable basis and in good faith.

(s)         The Company has obtained for the benefit of the several Underwriters the agreement, in the form set forth as Exhibit A hereto, of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) listed on Schedule III hereto (each a “Lock-Up Agreement” and collectively, the “Lock-Up Agreements”).

(t)         The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a material adverse effect.  There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would have a material adverse effect.

(u)        There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(v)        Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the assets, business, condition (financial or otherwise), management, operations or earnings of the Company and its subsidiaries, taken as a whole; (ii) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (iii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

(w)        The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus and the Prospectus.

(x)         Each of the Company and its subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses as currently conducted or its business as proposed to be conducted and described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (collectively, the “Intellectual Property”), and, except as disclosed in the Time of Sale Prospectus, the Prospectus, or documents incorporated by reference therein, (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement, the Time of Sale Prospectus and the Prospectus disclose is licensed to the Company; (ii) there is no infringement by third parties of any Intellectual Property that would have a material adverse effect; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, other than as could potentially be asserted in any litigation disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vi) the Company and its subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any of its subsidiaries, and all such agreements are in full force and effect; (vii) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property; and (viii) there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office.

(y)        No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus and the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect.  Neither the Company nor any of its subsidiaries is in violation of any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations as would not have a material adverse effect.

(z)         The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect.

(aa)       The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect.

(bb)      Except as otherwise would not have a material adverse effect, no subsidiary of the Company is subject to any material direct or indirect prohibition on paying any dividends to the Company, on making any other distribution on such subsidiary’s capital stock, on repaying to the Company any loans or advances to such subsidiary from the Company or on transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Time of Sale Prospectus and the Prospectus or documents incorporated by reference therein.

(cc)       The Company maintains “internal control over financial reporting” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) in compliance with the requirements of the Exchange Act.  The Company’s internal control over financial reporting has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and is effective in performing the functions for which it was established.  Except as described in the Time of Sale Prospectus and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no significant deficiency or material weakness in the design or operation of the

Company’s internal control over financial reporting (whether or not remediated) which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(dd)      The Company maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective in performing the functions for which they were established; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the Commission (the “Sarbanes-Oxley Act”), and the statements made in each such certification are accurate; the Company, its subsidiaries and its directors and officers are each in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act.

(ee)       Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Time of Sale Prospectus or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement that the Company is not actively seeking to negotiate an extension of or new agreement related to or that the Company anticipates not being able to renew, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement.

(ff)        All tax returns required to be filed by the Company or any of its subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided.

(gg)      Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and the Company and its subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance therewith, including without limitation a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(hh)      The operations of the Company and its subsidiaries have complied in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ii)         Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Units contemplated hereby, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(jj)         As of the date of this Agreement there were, and as of the Time of Sale, the Closing Date and at each Option Closing Date, if any, there will be no securities of or guaranteed by the Company that are rated by a “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) promulgated under the Act.

(kk)       The Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(ll)         Neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

2.             Representations and Warranties of the Selling Shareholder.    The Selling Shareholder represents and warrants to and agrees with each of the Underwriters on the date hereof and on the Closing Date that:

(a)         Such Selling Shareholder is the record and beneficial owner of and has valid and marketable title to the Firm Shares to be sold by such Selling Shareholder, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances, other than the Custody Agreement (as defined below).  Upon delivery of and payment for the Firm Shares to be sold by such Selling Shareholder hereunder, the several Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, restrictions on transferability, proxies, equities or other encumbrances.  Such Selling Shareholder is selling the Firm Shares to be sold by such Selling Shareholder for such Selling Shareholder’s own account and is not selling such Firm Shares, directly or indirectly, for the benefit of the Company, and no part of the proceeds of such sale received by such Selling Shareholder will inure, either directly or indirectly, to the benefit of the Company other than as described in the Registration Statement and Prospectus.

(b)        Such Selling Shareholder has the power and authority to enter into this Agreement and to sell, transfer and deliver the Firm Shares to be sold by such Selling Shareholder.

(c)         This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by any Enforcement Limitation.

(d)        Such Selling Shareholder has duly authorized, executed and delivered to Gregory T. Barnum, as attorney-in-fact (the “Attorney-in-Fact”), an irrevocable power of attorney (a “Power of Attorney”) substantially in the form attached hereto as Exhibit B, authorizing and directing the

Attorney-in-Fact, or either of them, to effect the sale and delivery of the Firm Shares being sold by such Selling Shareholder and to take all such other action as may be necessary hereunder.  The Power of Attorney has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding obligation of such Selling Shareholder enforceable in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation.

(e)         Such Selling Shareholder has duly authorized, executed and delivered a Letter of Transmittal and Custody Agreement (“Custody Agreement”) to Wells Fargo Shareholder Services, substantially in the form attached hereto as Exhibit C, as Custodian (the “Custodian”).  Pursuant to the Custody Agreement, such Selling Shareholder has in custody with the Custodian, for delivery under this Agreement, the certificates representing the Firm Shares to be sold by such Selling Shareholder; such certificates represent fully paid and nonassessable shares of Common Stock, and such certificates were duly and properly endorsed in blank for transfer, or were accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Underwriters, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.  The Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitutes a valid and binding obligation of such Selling Shareholder enforceable in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation.

(f)         The execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement, and the performance of the terms thereof and the consummation of the transactions therein contemplated will not result in a (A) breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, unless such conflict, breach, violation or default would not adversely affect such Selling Shareholder’s ability to perform any of his or its obligations under this Agreement, the Custody Agreement and the Power of Attorney or any of the transactions contemplated hereby and thereby; or (B) violation of any law, regulation, order or decree applicable to such Selling Shareholder.  No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance by such Selling Shareholder thereof or for the consummation of the transactions contemplated hereby or thereby, including the sale of the Firm Shares being sold by such Selling Shareholder, except such as may be required under the Securities Act or state securities laws or blue sky laws.

(g)        Such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement.

(h)        Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Firm Shares other than any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus or other materials permitted by the Securities Act to be distributed by such Selling Shareholder; provided, however, that no Selling Shareholder has made nor will make any offer relating to the Firm Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act except a Permitted Free Writing Prospectus authorized for distribution by the Company and the Underwriters.

(i)          Such Selling Shareholder has reviewed the Registration Statement, the Time of Sale Prospectus and the Prospectus and neither the Registration Statement, the Time of Sale Prospectus  nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading regarding such Selling Shareholder, and, to the knowledge of such Selling Shareholder, the Company or otherwise.

(j)          To the knowledge of such Selling Shareholder, the representations and warranties of the Company contained in Section 1 are true and correct.

3.             Agreements to Sell and Purchase. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell 2,750,000 Firm Shares, and the Selling Shareholder agrees to sell 960,000 Firm Shares, to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I-A.  The purchase price for each Firm Share shall be $5.376 per share (the “Purchase Price”).  The obligation of each Underwriter to each of the Company and the Selling Shareholders shall be to purchase from each of the Company and the Selling Shareholders that number of Firm Shares (to be adjusted by the Manager to avoid fractional shares) that represents the same proportion of the number of Firm Shares to be sold by each of the Company and the Selling Shareholders pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I-A represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement.  In making this Agreement, each Underwriter is contracting severally and not jointly.

Moreover, the Company hereby agrees to issue and sell up to 556,500 Additional Shares to the Underwriters at the Purchase Price, and the Underwriters, upon the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, shall have the right (but not the obligation) to purchase, severally and not jointly, up to the Additional Shares at the Purchase Price.  The Manager may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice.  Additional Shares may be purchased as provided in this Section 3 solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.  On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Manager may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I-A hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

4.             Terms of Public Offering. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has become effective as in the Manager’s judgment is advisable.  The Company is further advised by the Manager that the Shares are to be offered to the public initially at $5.75 per share (the “Public Offering Price”) and to certain dealers selected by the Manager at a price that represents a concession not in excess of $0.224 per share under the Public Offering Price.

5.             Payment and Delivery. Payment for the Firm Shares to be sold by the Company shall be made to the Company in Federal or other funds immediately available in Minneapolis, Minnesota against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on March 14, 2011 or at such other time on the same or such other date, not later than March 21, 2011, as shall be designated in writing by the Manager.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in Minneapolis, Minnesota against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than April 20, 2011, as shall be designated in writing by the Manager.

The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Manager shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be.  The Firm Shares and Additional Shares shall be delivered to the Manager on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

6.             Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to (i) the condition that all representations and warranties on the part of the Company and the Selling Shareholder contained in this Agreement are, on the date hereof, on the Closing Date and, with respect to the Company, on each Option Closing Date, if any, true and correct, (ii) the condition that the Company has performed its obligations required to be performed prior to the Closing Date and (iii) the following further conditions:

(a)         Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and each Option Closing Date, if any, there shall not have occurred any change, or any development involving a prospective change, in the assets, business, condition (financial or otherwise), management, operations, earnings or prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that makes it, in the Manager’s judgment, impracticable or inadvisable to offer or sell the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)        The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as the case may be, and signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be, and as to such other matters as the Manager may reasonably request.  The delivery of the certificate provided for in this Section 6(b) shall constitute a representation and warranty of the Company as to the statements made in such certificate.

(c)         The Underwriters shall have received on the Closing Date, a certificate, dated the Closing Date, and signed by the Selling Shareholder or the Selling Shareholder’s Attorney-in-Fact, to the effect that the representations and warranties of the Selling Shareholder contained in this Agreement are true and correct as of the Closing Date and that the Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date and as to such other matters as the Manager may reasonably request.  The delivery of the certificate provided for in this Section 6(c) shall constitute a representation and warranty of the Selling Shareholder as to the statements made in such certificate.

(d)        The Underwriters shall have received on the Closing Date and (with respect to the Company only) each Option Closing Date, if any, an opinion of Faegre & Benson LLP, outside counsel for the Company and counsel for the Selling Shareholder, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance mutually agreed upon by the Company and the Representative.  The opinion of Faegre & Benson LLP shall be rendered to the Underwriters at the request of the Company and Selling Shareholder and shall so state therein.

(e)         The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Fredrikson & Byron, P.A., counsel for the Underwriters, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters.

(f)         The Underwriters shall have received, on each of the date hereof, the Closing Date and each Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from McGladrey & Pullen, LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus;

(g)        No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall have been issued, and no proceedings for such purpose shall have been instituted or threatened by the Commission; no notice of objection of the Commission to the use of the Registration Statement shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to the Manager’s satisfaction.

(h)        The Shares shall have been approved for listing on the NASDAQ.

(i)          FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

(j)          The Manager shall have received each of the signed Lock-Up Agreements referred to in Section 2(s) hereof, and each such Lock-Up Agreement shall be in full force and effect at the Closing Date and at the Option Closing Date, as the case may be.

(k)         The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Manager on the applicable Option Closing Date of such documents as the Manager may reasonably request, including certificates of officers of the Company and the Selling Shareholder, legal opinions and an accountants’ comfort letter, and other matters related to the issuance of such Additional Shares.

7.             Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)         To furnish to the Manager, without charge, two signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Manager in Minneapolis, Minnesota, without charge, prior to 10:00 a.m. Central Time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(f) or 7(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Manager may request.

(b)        Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, during the Prospectus Delivery Period (as defined below), to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)         To furnish to the Manager a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Manager objects.

(d)        Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e)         To advise the Manager promptly of any request during the Prospectus Delivery Period by the Commission for amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Permitted Free Writing Prospectus, any Prospectus Supplement or any Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry during the Prospectus Delivery Period of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus; and if the Commission should enter such a stop order, to use its best efforts to obtain the lifting or removal of such order as soon as possible.

(f)         If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(g)        If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses Manager will furnish to the Company) to which Shares may have been sold by Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(h)        If, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise Manager promptly and, if requested by the Manager, will confirm such advice in writing, (i) when such post-

effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(i)          If, at any time during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares by an Underwriter or dealer (the “Prospectus Delivery Period”), the Registration Statement shall cease to comply with the requirements of the Securities Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify the Manager, (ii) promptly file with the Commission a new registration statement under the Securities Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Securities Act and shall be in a form satisfactory to the Manager, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Securities Act as soon as practicable, (iv) promptly notify the Manager of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any.

(j)          To file promptly during the Prospectus Delivery Period all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares.

(k)         Promptly to furnish such information or to take such action as the Manager may reasonably request and otherwise to qualify the Shares for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Manager shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Shares); and to promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(l)          To timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement in compliance with Rule 158 under the Securities Act for the purposes of, and to provide to the Manager the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(m)        To use its best efforts to cause the Shares to be listed on the NASDAQ and to maintain the listing of the Common Stock, including the Shares, on the NASDAQ.

(n)        During the period beginning on the date of this Agreement and continuing to and including 90 days after the date of the Prospectus (the “Lock-Up Period”), and without the prior written consent of the Manager, not to (1) issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether such transaction described in clause (1) or (2) above is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (4) publicly announce an intention to effect any transaction specified in clause (1), (2) or (3).  The restrictions contained in the preceding sentence shall not apply to (i) the Shares to be sold hereunder, (ii) the grant of options to purchase shares of Common Stock, or the grant of shares of restricted stock pursuant to the Company’s equity incentive plans under the terms of such plans in effect on the date hereof, provided, in the case of stock options, that such stock options are granted at fair market value and in amounts and with exercise terms consistent with the Company’s past practice, or the sale of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans (or the filing of a registration statement on Form S-8 to register shares of Common Stock issuable under such plans), (iii) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date of this Agreement of which the Manager has been advised in writing, or (iv) any issuance of Rights or shares pursuant to the Company’ s Shareholder Rights Plan. Notwithstanding the foregoing, if (1) during the last 17 days of the 30-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 30-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 30-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  The Company shall promptly notify the Manager of any earnings release, news or event that may give rise to an extension of the initial 30-day restricted period.

(o)        To prepare, if the Manager so requests, a final term sheet relating to the offering of the Shares, containing only information that describes the final terms of the Shares or the offering in a form consented to by the Manager, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Shares.

(p)        To comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act.

(q)        Not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(r)         Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, except in each case other than the Prospectus.

(s)         To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(t)         To apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus Supplement.

8.             Covenants of the Selling Shareholder. The Selling Shareholder covenants with each Underwriter as follows:

(a)           As promptly as is commercially practicable after the date hereof, and in any event on or before the Closing Date, such Selling Shareholder will duly authorize, execute and deliver the Custody Agreement to the Custodian.  Pursuant to the Custody Agreement, the Selling Shareholder, or its Attorney-in-Fact, will place in custody with the Custodian, for delivery under this Agreement, any certificates representing Firm Shares to be sold by such Selling Shareholder; such certificates will be duly and properly endorsed in blank for transfer, or will be accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Underwriters, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.  When delivered to the Custodian, the Custody Agreement will be a valid and binding obligation of such Selling Shareholder enforceable in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation.

(b)           As promptly as is commercially practicable after the date hereof, and in any event on or before the Closing Date, such Selling Shareholder will have duly authorized, executed and delivered the Power of Attorney, authorizing and directing the Attorney-in-Fact, or either of them, to effect the sale and delivery of the Firm Shares being sold by such Selling Shareholder and to take all such other action as may be necessary hereunder.  When delivered to the Attorney-in-Fact, the Power of Attorney will be a valid and binding obligation of such Selling Shareholder enforceable in accordance with its terms, except to the extent enforceability may be limited by any Enforcement Limitation.

(c)           Such Selling Shareholder will pay all taxes, if any, on the transfer and sale, respectively, of the Firm Shares being sold by such Selling Shareholder and the fees of such Selling Shareholder’s counsel, accountant or other adviser.

(d)           If this Agreement shall be terminated by the Underwriters because of any breach on the part of such Selling Shareholder of its obligations under this Agreement, such Selling Shareholder agrees to reimburse the several Underwriters for all out-of-pocket disbursements (including reasonable fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Firm Shares or in contemplation of performing their obligations hereunder.  Such Selling Shareholder shall not, in any event or circumstance, be liable to any of the Underwriters, the Company or any other Selling Shareholder for loss of anticipated profits from the transactions covered by this Agreement.

(e)           The Firm Shares to be sold by such Selling Shareholder, represented by the certificates of such Selling Shareholder to be deposited with the Custodian, are subject to the interest of the several Underwriters hereunder; the arrangements made for such custody under the Custody Agreement will be, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of such Selling Shareholder, by operation of law, whether by the liquidation, dissolution or merger of such Selling Shareholder, by the death of such Selling Shareholder, or by the occurrence of any other event.  If the Selling Shareholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Firm Shares hereunder, certificates for the Firm Shares to be deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

(f)            The Selling Shareholder has entered into a Lock-Up Agreement.  Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Firm Shares, and has not effected any sales of Common Stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

(g)           The Selling Shareholder shall immediately notify you if any event occurs, or of any change in information relating to such Selling Shareholder or the Company or any new information relating to the Company or relating to any matter stated in the Time of Sale Prospectus or in the Prospectus or any supplement thereto or any Permitted Free-Writing Prospectus, which results in the Time of Sale Prospecuts or in the Prospectus (as amended or supplemented) or any Permitted Free-

Writing Prospectus including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)           Such Selling Shareholder shall deliver to the Custodian or the Manager, as appropriate, prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

9.             Expenses.  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any securities or blue sky memorandum in connection with the offer and sale of the Shares under the securities laws of the jurisdictions in which the Shares may be offered or sold and all expenses in connection with the qualification of the Shares for offer and sale under such securities laws as provided in Section 6(k) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA, (v) all costs and expenses incident to listing the Shares on the NASDAQ, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement, (x) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States, (xi) the fees, disbursements and expenses of the Underwriter’s counsel in connection with the offering including in connection with the preparation and filing of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus and amendments and supplements to any of the foregoing, (xii) reasonable travel and other expenses incurred by the Manager in connection with the performance of its services hereunder, and (xiii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section; provided that the total reimbursable expenses of the Manager under Section 9(iv), (x), (xi) and (xii) shall not exceed $125,000 in the aggregate.

Except as set forth in the preceding paragraph, the Underwriters will pay all of their costs and expenses, including stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.  Notwithstanding the above, if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the

Underwriters set forth in Section 6 is not satisfied, because of any termination of this Agreement by the Underwriters pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company to perform any obligation or covenant hereunder or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, through the Manager on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereby; provided, that such out-of-pocket expenses (including fees and disbursements of counsel) shall not exceed $125,000 in the aggregate.

10.           Indemnity and Contribution.  (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which there were made, not misleading; provided, however, that the Company shall not be liable under this Section 10(a) to the extent that such losses, claims, damages or liabilities are caused by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein.

(b)        The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which there were made, not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use therein.

(c)                          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Selling Shareholder, the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which there were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with information relating to such Underwriter furnished to the Company or the Selling Shareholder, as the case may be, in writing by such Underwriter through the Manager expressly for use therein.

(d)                         In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 10(a), 10(b), or 10(c) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Shareholder, the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Manager.  In the case of any such separate firm for the Selling Shareholder, the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company and the Selling Shareholder.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e)                          To the extent the indemnification provided for in 10(a) or 10(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares.  The relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder, as the case may be, or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(f)                            The Company, the Selling Shareholder, and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 10(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g)                         The indemnity and contribution provisions contained in this Section 10 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, the Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

11.                                 Termination.  The Underwriters may terminate this Agreement by notice given by the Manager to the Company and the Selling Shareholder, if after the execution and delivery of this Agreement and prior to the Closing Date (a) trading generally shall have been suspended or materially limited or minimum prices shall have been established on, or by, as the case may be, any of the New York Stock Exchange, or the NASDAQ Global Market, (b) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (c) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (d) any moratorium or material limitation on commercial banking activities shall have been declared by Federal, Minnesota or New York state authorities, (e) there shall have occurred any outbreak or escalation of hostilities, act of terrorism involving the United States or declaration by the United States of a national emergency or war, or (f) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (e) or (f), makes it, in the Manager’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus (exclusive of any supplement thereto).

12.                                 Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I-A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter.  If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Manager and the Company and the Selling Shareholder for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company and the Selling Shareholder.  In any such case either the Manager or the Company and the Selling Shareholder shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the

Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

13.                                 Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company, the Selling Shareholder, and the Underwriters set forth or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Selling Shareholder, or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Shares.  The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

14.                                 Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Shareholder, on the one hand, and the Underwriters, on the other, with respect to the preparation of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)                         The Company acknowledges that in connection with the offering of the Shares:  (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or the Selling Shareholder or any other person; (ii) the Underwriters owe the Company and the Selling Shareholder only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any; (iii) the Underwriters may have interests that differ from those of the Company and the Selling Shareholder; and (iv) the Purchase Price and the Public Offering Price of the Shares set forth in this Agreement were established and agreed to by the Company following arm’s length discussions with the Underwriters, and the Company understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement.  The Company and Selling Shareholder waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

15.                                 Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart by facsimile or electronic transmission shall be equally as effective as delivery of an original counterpart of this Agreement.  The failure by a party to deliver an original executed counterpart to this Agreement shall not affect the validity, enforceability and binding effect of this Agreement.

16.                                 Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota.

17.                                 Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

18.                                 Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Manager at Craig-Hallum Capital Group LLC, 222 South Ninth Street, Suite 350, Minneapolis, Minnesota, Fax: (612) 334-6348 Attention: Rick Hartfiel, with copies to the Legal Department and Fredrikson & Byron, P.A 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402-3901, Fax (612) 492-7000 Attention: Ryan C. Brauer;  if to the Company shall be delivered, mailed or sent to Datalink Corporation, 8170 Upland Circle, Chanhassen, Minnesota 55317-8589, Fax 952.944.7869 Attention: Chief Executive Officer with a copy to Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis,

Minnesota 55402-3901, Fax (612) 766-1600 Attention: Jonathan R. Zimmerman, and if to the Selling Shareholder shall be delivered, mailed or sent to Datalink Corporation, 8170 Upland Circle, Chanhassen, Minnesota 55317-8589, Fax 952.944.7869 Attention: Greg Meland.

Very truly yours,

DATALINK CORPORATION

			By:	/s/ Paul F. Lidsky
				Name:	Paul F. Lidsky

				Title:	Chief Executive Officer

SELLING SHAREHOLDER

			By:	/s/ Gregory T. Barnum
Name: Gregory T. Barnum, As Attorney-in-Fact

Accepted as of the date hereof

CRAIG-HALLUM CAPITAL GROUP LLC

By:	/s/ John Flood
	Name:	John Flood

	Title:	Chairman, Managing Partner

SCHEDULE I-A

Underwriter	Number of Firm Shares To Be Purchased	Number of Additional Shares To Be Purchased

Craig-Hallum Capital Group LLC	2,411,500	361,725

Canaccord Genuity Inc.	1,298,500	194,775

SCHEDULE I-B

SELLING SHAREHOLDER

Greg Meland

II-2

SCHEDULE II

TIME OF SALE PROSPECTUS

1.                                       Base Prospectus dated June 29, 2010

2.                                       Preliminary Prospectus dated March 1, 2011

3.                                       Free Writing Prospectus dated March 1, 2011

4.                                       Free Writing Prospectus dated March 8, 2011

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

February     , 2011

Craig-Hallum Capital Group LLC

222 South Ninth Street, Suite 350

Minneapolis, Minnesota 55402

Dear Sirs:

As an inducement to the underwriters to execute a purchase agreement (the “Purchase Agreement”) providing for a public offering (the “Offering”) of common stock (the “Common Stock”), of Datalink Corporation, a Minnesota corporation and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of Craig-Hallum Capital Group LLC (“Craig-Hallum”) during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such securities would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such securities.

In addition, the undersigned agrees that, without the prior written consent of Craig-Hallum, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

The initial Lock-Up Period will commence on the date of this Agreement and continue and include the date 90 days after the date of the final prospectus used to sell Common Stock in the Offering pursuant to the Purchase Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Craig-Hallum waives, in writing, such extension.

The undersigned hereby acknowledges that the Company will be requested to agree in the Purchase Agreement to provide written notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.  The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities:

(i)                                     as a bona fide gift or gifts, provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the underwriters for the Offering to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer;

(ii)                                  to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the underwriters for the Offering to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Exchange Act, shall be required or shall be made voluntarily in connection with such transfer.  For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin;

(iii)                               to the underwriters pursuant to the Purchase Agreement;

(iv)                              transfers in connection with the exercise of any stock options held by the undersigned that expire during the Lock-Up Period, to the extent necessary to fund the exercise price of the stock options and any withholding taxes resulting from such exercise; or

(v)                                 with the prior written consent of Craig-Hallum.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies Craig-Hallum that it does not intend to proceed with the Offering, (ii) the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) the Offering is not completed by May 31, 2011.

The undersigned understands that the underwriters for the Offering are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

SCHEDULE III

LOCK-UP PARTIES

Paul F. Lidsky

Gregory T. Barnum

Denise M. Westenfield

M. Shawn O’Grady

Greg R. Meland

Paul F. Lidsky

Brent G. Blackey

Margaret A. Loftus

J. Patrick O’Halloran

James E. Ousley

Robert M. Price

EXHIBIT B

DATALINK CORPORATION

Public Offering of Common Stock

IRREVOCABLE POWER OF ATTORNEY OF SELLING SHAREHOLDER

[Attorneys-in-Fact]

Datalink Corporation

8170 Upland Circle

Chanhassen, MN 55317-8589

The undersigned shareholder or security holder of Datalink Corporation, a Minnesota corporation (the “Company”), understands that it is contemplated that the undersigned (the “Selling Shareholder”), will sell common stock (“Common Stock”) of the Company to certain underwriters (the “Underwriters”) represented by CRAIG-HALLUM CAPITAL GROUP LLC (the “Representative”) pursuant to the Underwriting Agreement referred to below, and that the Underwriters propose to offer and sell such Common Stock (the “Offering”) to the public.  The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement (“Registration Statement”) with the Securities and Exchange Commission (“Commission”) to register under the Securities Act of 1933 the shares to be offered.

1.             In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints                            and                            as attorneys-in-fact (individually, an “Attorney,” and collectively, the “Attorneys”) of the undersigned, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

(a)           to execute and deliver the Underwriting Agreement (as defined herein) on behalf of the undersigned;

(b)           to sell, assign and transfer to the Underwriters pursuant to the Underwriting Agreement (as defined herein) the number of shares of Common Stock of the Company the undersigned is obligated to sell thereunder (the “Underwritten Shares”) and represented by the Deposited Common Stock (as defined in the Custody Agreement) certificates deposited with WELLS FARGO SHAREOWNER SERVICES (the “Custodian”) pursuant to a custody agreement as signed concurrently herewith (the “Custody Agreement”);

(c)           to give the wire transfer instructions attached as Annex I to the Custodian for payment of the purchase price for the Underwritten Shares and obtain any guaranty or certification required by the Custodian in connection therewith;

(d)           for the purpose of effecting such sale, to make, execute, deliver and perform the undersigned’s obligations under the Purchase Agreement, among the Company, the Selling Shareholder and the Underwriters represented by the Representative, substantially in the form filed as an exhibit to the Company’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on                  , 2011 (such agreement, in the form in which executed, being herein called the “Underwriting Agreement”), receipt of a copy of which is hereby acknowledged, containing such additions to or changes in the terms, provisions and conditions thereof as the Attorneys, or any one of them, in their or his or her, sole discretion shall determine;

(e)           to give such orders and instructions to the Custodian and the transfer agent for the Common Stock as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, with respect to (i) the transfer of the Common Stock on the books of the Company in order to effect the sale to the Underwriters, including giving the name or names in which new certificates for such Common Stock are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Underwriters of certificates for such Common Stock against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment by the Custodian out of the proceeds of such sale of any expenses that are to be borne by the undersigned in connection with the offer, sale and delivery of the Common

Stock, and (iv) the remittance to the undersigned of new certificates representing that number of shares of Common Stock, if any, that is in excess of the number of shares of Common Stock sold by the undersigned to the Underwriters;

(f)            to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not, be counsel for the Company);

(g)           to agree to the allocation of the expenses of the offering among the Company and the undersigned, to the extent such allocation is consistent with the Underwriting Agreement;

(h)           to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Common Stock to be sold by the undersigned, or a stock power or powers attached to such certificate or certificates;

(i)            to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws; and

(j)            to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, and amendments to the Underwriting Agreement, and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his or her sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Common Stock to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting.

2.             This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney.  This Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership), or by the occurrence of any other event.  If any event described in the preceding sentence shall occur before the delivery of the Deposited Common Stock (as defined in the Custody Agreement) to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the Attorneys, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian, the Attorneys, or any one of them, shall have received notice of such event.

Notwithstanding the foregoing, if the transactions contemplated by the Underwriting Agreement shall not be consummated prior to the 90th day after the date of this Power of Attorney, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys, with a copy to the Custodian, that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

3.             The undersigned understands, and each Attorney hereby confirms, that with respect to any shares of Deposited Common Stock (as defined in the Custody Agreement) that are to be issued upon the conversion or exercise by the undersigned of convertible securities of the Company held by the undersigned, upon such conversion or exercise by the undersigned the Company will instruct the Custodian to issue and hold such shares of Deposited Common Stock (as defined in the Custody Agreement) until instructed to take action with respect to such shares in accordance with the Custody Agreement or by the Attorneys.  The Attorneys will deposit duly executed stock powers with the Custodian as needed.

4.             The undersigned ratifies all that the Attorneys, or any one of them, has done or shall do pursuant to paragraphs 1 and 2 of this Power of Attorney.

5.             The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorneys by the undersigned; provided, however, that the Attorneys shall not be entitled to act on any statement or notice to the Attorneys with respect to the Closing Date under the

Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, unless such statement or notice shall have been confirmed in writing to the Attorneys by the Representatives.

6.             The Attorneys shall not be liable to the undersigned for any loss, damage or liability that the undersigned may sustain as a result of any action taken in good faith hereunder.  It is understood that the Attorneys shall serve without compensation.

7.             In acting hereunder, the Attorneys may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement as executed by the undersigned.

[remainder of page left blank intentionally — signature page follows]

This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of Minnesota, without regard to principles of conflicts of laws.

Date: , 2011
Print name(s)

Signature(s)

Address

STATE OF )
)
COUNTY OF )

Subscribed to and sworn before me this        day of                       , 2011 by Greg Meland known personally to me to be the same person whose name is signed to the foregoing instrument, and acknowledged the execution thereof for the uses and purposes therein set forth.

WITNESS MY HAND AND OFFICIAL SEAL

Notary Public

My commission expires:

Agreed to and accepted by:

[Attorney-in-Fact]

Agreed to and accepted by:

[Attorney-in-Fact]

EXHIBIT C

DATALINK CORPORATION

Public Offering of Common Stock

CUSTODY AGREEMENT

Wells Fargo Shareowner Services

161 North Concord Exchange

South St. Paul, MN  55075

Dear Sirs:

There are delivered to you herewith one or more certificates, in negotiable and proper deliverable form (with the signature guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, a national securities exchange, registered securities association or clearing agency, or a savings institution that is a participant in a Securities Transfer Association recognized program or by a Medallion Signature Guarantor or accompanied by a duly executed stock power or powers, in blank, bearing the signature of the undersigned so guaranteed) representing                            shares of common stock (the “Common Stock”) of Datalink Corporation, a Minnesota corporation (the “Company”) (such shares being referred to herein as the “Deposited Common Stock”).  The undersigned (the “Selling Shareholder”) agrees to deliver to the Attorneys (as defined herein) or to you such additional documentation as the Attorneys, or any one of them, or the Company or CRAIG-HALLUM CAPITAL GROUP LLC or you or any of their respective counsel may request to effectuate or confirm compliance with any of the provisions hereof, of the Company’s Articles of Incorporation or of the Underwriting Agreement (as defined herein), all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys and you.  The certificates for the Deposited Common Stock are to be held by you as Custodian for the account of the Selling Shareholder and are to be disposed of by you in accordance with this Custody Agreement.

Concurrently with the execution and delivery of this Custody Agreement, the Selling Shareholder has executed and delivered an irrevocable power of attorney (“Power of Attorney”) to                            or their duly designated substitutes (individually, an “Attorney” and collectively, the “Attorneys”), authorizing the Attorneys, or any one of them (inter alia), to sell shares of Common Stock represented by the certificates deposited with you hereunder, equal to, and not less than, the number of shares of Common Stock of the Company set forth opposite the signature of the undersigned at the end of this letter, and for that purpose to perform the purchase agreement substantially in the form filed as an exhibit to the Company’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on                     , 2011 (such agreement, in the form in which executed, being herein called the “Underwriting Agreement”), among the Company, the Selling Shareholder, and certain underwriters (the “Underwriters”) represented by CRAIG-HALLUM CAPITAL GROUP LLC  (the “Representative”).

In addition the Selling Shareholder has completed and signed the attached Substitute Form W-9.

You are authorized and directed (a) to hold the certificates deposited with you hereunder in your custody and (b) on the first closing date specified in the Underwriting Agreement (the “Closing Date”) you shall take all necessary action (i) to cause the Common Stock to be transferred on the books of the Company into such names as the Attorneys, or any one of them, or the Representative shall have instructed you and to exchange the shares representing such Common Stock for new shares of such Common Stock registered in such names and in such denominations as the Attorneys, or any one of them, or the Representative shall have instructed you, and (ii) to deliver such new shares to the Representative for the account of the Underwriters, against payment of the purchase price for such Common Stock, and give receipt for such payment, (iii) pay such expenses, including transfer taxes, as you may be instructed to pay by the Attorneys, or any one of them, and, if instructed by an Attorney to do so, remit to the Selling Shareholder the balance, after deducting such expenses, of the amount received by you as payment for such Common Stock, such balance to be paid to the Selling Shareholder in no event more than two business days after your receipt of funds representing payment of the purchase of such Common Stock, and (iv) furnish to the Selling Shareholder a Form 1099B on or before the next following January 31.    With such remittance you shall also deliver or cause to be delivered to the Selling Shareholder new certificates (which may bear appropriate legends) representing the number of shares of Common Stock deposited hereunder (if any) that are in excess of the number of shares of Common Stock sold by the Selling Shareholder to the Underwriters.

If the transactions contemplated by the Underwriting Agreement shall not be consummated prior to the 90th day after the date of this Custody Agreement then, notwithstanding the terms of the third paragraph next below, upon the written request to you of the Attorneys, or any one of them, or the Selling Shareholder (accompanied in the latter case by written notice of termination of the Power of Attorney addressed to each of the Attorneys with a copy to you) on or promptly after that date, you are to return to the Selling Shareholder the certificates for the Deposited Common Stock deposited with you hereunder.

Under the terms of the Power of Attorney, the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Underwriters and, except as set forth in the preceding paragraph, is irrevocable and not subject to termination by the undersigned or by operation of law, and the obligations of the undersigned under the Underwriting Agreement are similarly not subject to termination and shall remain in full force and effect until such date.  Accordingly, the certificates deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the Underwriters, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to termination, except as set forth in the preceding paragraph, by the Selling Shareholder, by the Attorneys for the Selling Shareholder or by operation of law, whether by the death or incapacity of the Selling Shareholder (if the Selling Shareholder is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the Selling Shareholder is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the Selling Shareholder is a corporation or partnership) or the occurrence of any other event.  If any event referred to in the preceding sentence should occur before the delivery of the Deposited Common Stock to be sold by the Selling Shareholder under the Underwriting Agreement, certificates for such Common Stock shall, except as specifically provided in the Underwriting Agreement, be delivered by you on behalf of the Selling Shareholder in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and action taken by you pursuant to this Custody Agreement shall be as valid as if such event had not occurred, whether or not you or the Attorneys, or any one of them, shall have received notice of such event.

Until payment of the purchase price pursuant to the Underwriting Agreement has been made to the Selling Shareholder by or for the account of the Underwriters, the Selling Shareholder shall remain the owner of the Common Stock delivered to you hereunder and shall have the right to vote such Common Stock and all other Common Stock, if any, represented by the certificates deposited with you hereunder and to receive any and all dividends and distributions thereon.

You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them; provided, however, that you shall not be entitled to act on any statement or notice to you with respect to the Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, unless such statement or notice shall have been confirmed in writing to you by the Representative.

It is understood that you assume no responsibility or liability to any person other than to deal with the certificates deposited with you hereunder and to deliver to the Selling Shareholder a Form 1099B in accordance with the provisions of this Custody Agreement, and the Selling Shareholder agrees to indemnify and hold you harmless with respect to anything done by you in good faith in accordance with the foregoing instructions.

This Custody Agreement constitutes a representation and warranty by the Selling Shareholder that (i) he has, and at the Closing Date will have, valid and unencumbered title to the Common Stock to be sold on the Closing Date pursuant to the Underwriting Agreement, he will have full right and power and all authorizations and approvals required by law to sell, assign, transfer and deliver such Common Stock under the Underwriting Agreement and upon the delivery of and payment for such Common Stock under the Underwriting Agreement, the Underwriters will receive valid and unencumbered title thereto; and (ii) he has, and at all times through the Closing Date will have, full legal right and power and all authorizations and approvals required by law to enter into this Custody Agreement, the Power of Attorney and the Underwriting Agreement and to carry out all the applicable terms and provisions hereof and thereof, and this Custody Agreement, the Power of Attorney and the Underwriting Agreement are, and at all times through the Closing Date will be, valid and binding obligations of the Selling Shareholder.

The Selling Shareholder has carefully reviewed the representations, warranties, statements and agreements to be made by the Selling Shareholder as a selling shareholder under the Underwriting Agreement and does hereby represent, warrant and agree that (a) such representations, warranties and statements, insofar as they relate to the Selling Shareholder, are true and correct as of the date hereof and will be true and correct at all times through the Closing Date and (b) such agreements, insofar as they relate to the Selling Shareholder, have (where applicable) been complied with as of the date hereof and will be complied with on and after the Closing Date.

The Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock being sold pursuant to the Underwriting Agreement.

The foregoing representations, warranties and agreements, and those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the Attorneys, the Company, the Underwriters, the Custodian and the representatives, agents and counsel of each of the foregoing.

This Custody Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota, without regard to principles of conflicts of laws.

[remainder of page left blank intentionally — signature page follows]

Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

Dated: , 2011	Very truly yours,

Print Name(s)

Number of Shares of Common Stock to be sold to the Underwriters:
Signature(s)

[ ] shares

Indicate below the number of shares delivered herewith:	Signature guaranteed by:

[ ] shares of Common Stock

(Note: The signature must be guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, a national securities exchange, registered securities association or clearing agency, or a savings institution that is a participant in a Securities Transfer Association recognized program or by a Medallion Signature Guarantor.)

WELLS FARGO SHAREOWNER SERVICES

By:
Name:
Title